10/31/01 MTIG (BY)
CALWEST FORM 8/03

LEASE

CALWEST INDUSTRIAL HOLDINGS, LLC, a Delaware limited liability Company
Landlord,

and

INTECON, INC., an Arizona corporation
Tenant

i

TABLE OF CONTENTS
(continuation)

Page

38. RECORDATION	17
39. LIMITATION OF LANDLORD’S LIABILITY	17
EXHIBIT A – FLOOR PLAN DEPICTING THE PREMISES
EXHIBIT A-l – SITE PLAN
EXHIBIT B – INITIAL ALTERATIONS
EXHIBIT C – COMMENCEMENT DATE MEMORANDUM
EXHIBIT D – RULES AND REGULATIONS
EXHIBIT E – ADDITIONAL SURRENDER CONDITIONS
EXHIBIT F – SIGNAGE CRITERIA
EXHIBIT G – RENEWAL OPTION
EXHIBIT H – LEASE GUARANTY - INDIVIDUAL

MULTI-TENANT INDUSTRIAL GROSS (BASE YEAR) LEASE

REFERENCE PAGES

BUILDING:	Hohokam 10 East Park

LANDLORD:	Calwest Industrial Holdings, LLC a Delaware limited liability company

LANDLORD’S ADDRESS:	4050 E. Cotton Center Blvd., #14 Phoenix, Arizona 85040

WIRE INSTRUCTIONS AND/OR ADDRESS FOR RENT PAYMENT:	Payable to: Calwest Industrial Holdings, LLC File #30025 PO Box 60000 San Francisco, CA 94160-0001

LEASE REFERENCE DATE:	November 17, 2005

TENANT:	Intecon, Inc., an Arizona corporation

TENANT’S NOTICE ADDRESS:

(a) As of beginning of Term:	1215 S. Park Lane, Suites 4 & 5 Tempe, Arizona 85281

(b) Prior to beginning of Term (if different):	1710 W. 10th Place Tempe, Arizona 85281

PREMISES ADDRESS: PREMISES RENTABLE AREA:	1215 S. Park Lane, Suites 4 & 5 Tempe, Arizona 85281 Approximately 9,176 sq. ft. (for outline of Premises see Exhibit A)

USE:	Office and warehouse for engineering firm for assembly of water monitoring systems for state water systems.

COMMENCEMENT DATE:	February 1, 2006

EARLY OCCUPANCY:	January 15, 2006

TERM OF LEASE:

Approximately five (5) years, three (3) months and beginning on the Commencement Date and ending on the Termination Date. [The period from the Commencement Date to the last day of the same month is the “Commencement Month.”]

TERMINATION DATE:	April 30, 2011

[The last day of the sixty-three (63) full calendar month after (if the Commencement Month is not a full calendar month), or from and including (if the Commencement Month is a full calendar month), the Commencement Month]

Initials

ANNUAL RENT and MONTHLY INSTALLMENT OF
RENT(Article 3):

from	through	Footage	Per Square Foot		of Rent*

2/1/2006	4/30/2006	9,176	$0.00	$0.00	$0.00

5/1/2006	4/30/2007	9,176	$8.88	$81,482.88	$6,790.24

5/1/2007	4/30/2008	9,176	$9.12	$83,685.12	$6,973.76

5/1/2008	4/30/2009	9,176	$9.36	$85,887.36	$7,157.28

5/1/2009	4/30/2010	9,176	$9.60	$88,089.60	$7,340.80

5/1/2010	4/30/2011	9,176	$9.84	$90,291.84	$7,524.32

* Plus applicable sales tax

BASE YEAR (EXPENSES):	2006

BASE YEAR (TAXES):	2006

TENANT’S PROPORTIONATE SHARE:	3.57%

SECURITY DEPOSIT:	$ 8,000.00

ASSIGNMENT/SUBLETTING FEE	$1,000.00

REAL ESTATE BROKER DUE COMMISSION:	Trammel Crow Services/Commercial Properties, Inc.

TENANT’S SIC CODE:	3823

          The Reference Pages information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control. This Lease includes Exhibits A through H, all of which are made a part of this Lease.

LANDLORD:	TENANT:
CALWEST INDUSTRIAL HOLDINGS, LLC	INTECON, INC.,
a Delaware limited liability company	an Arizona corporation

By:	RREEF Management Company
a Delaware corporation, its Property Manager
By:		By:

Name:	Bret C. Borg, CPM	Name:	Brandon Spiker
Title:	District Manager	Title:	President
Dated:	1/6/06	Dated:	29 JAN 08

LEASE

          By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Pages. The Premises are depicted on the floor plan attached hereto as Exhibit A, and the Building is depicted on the site plan attached hereto as Exhibit A-1. The Reference Pages, including all terms defined thereon, are incorporated as part of this Lease.

1. USE AND RESTRICTIONS ON USE.

          1.1 The Premises are to be used solely for the purposes set forth on the Reference Pages. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them, or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose, or commit any waste. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in the Building or appurtenant land, caused or permitted by, or resulting from the specific use by, Tenant, or in or upon, or in connection with, the Premises, all at Tenant’s sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate or, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof.

          1.2 Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the “Tenant Entities”) to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively “Hazardous Materials”) flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively “Environmental Laws”), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article 30) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney’s fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials by Tenant or any Tenant Entity (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2.

          1.3 Tenant and the Tenant Entities will be entitled to the non-exclusive use of the common areas of the Building as they exist from time to time during the Term, including the parking facilities, subject to Landlord’s rules and regulations regarding such use. However, in no event will Tenant or the Tenant Entities park more vehicles in the parking facilities than Tenant’s Proportionate Share of the total parking spaces available for common use. The foregoing shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces.

2. TERM.

          2.1 The Term of this Lease shall begin on the date (“Commencement Date”) which shall be the later of the Scheduled Commencement Date as shown on the Reference Pages and the date that Landlord shall tender possession of the Premises to Tenant, and shall terminate on the date as shown on the Reference Pages (“Termination Date”), unless sooner terminated by the provisions of this Lease. Landlord shall tender possession of the Premises with all the work, if any, to be performed by Landlord pursuant to Exhibit B to this Lease substantially completed. Tenant shall deliver a punch list of items not completed within thirty (30) days after Landlord tenders possession of the Premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items. Tenant shall, at Landlord’s request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit C attached hereto, setting forth the actual Commencement Date, Termination Date and, if necessary, a revised rent schedule. Should Tenant fail to do so within thirty (30) days after Landlord’s request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

          2.2 Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Scheduled Commencement Date for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on the Scheduled Commencement Date shall affect the other obligations of Tenant under this Lease, except that if Landlord is unable to deliver possession of the Premises within one hundred twenty (120) days after the Scheduled Commencement Date (other than as a result of strikes, shortages of materials, holdover tenancies or similar matters beyond the reasonable control of Landlord and Tenant is notified by Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease unless said delay is as a result of: (a) Tenant’s failure to agree to plans and specifications and/or construction cost estimates or bids; (b) Tenant’s request for materials, finishes or installations other than Landlord’s standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (c) Tenant’s change in any plans or specifications; or, (d) performance or completion by a party employed by Tenant (each of the foregoing, a “Tenant Delay”). If any delay is the result of a Tenant Delay, the Commencement Date and the payment of rent under this Lease shall be accelerated by the number of days of such Tenant Delay.

          2.3 In the event Landlord permits Tenant, or any agent, employee or contractor of Tenant, to enter, use or occupy the Premises prior to the Commencement Date, such entry, use or occupancy shall be subject to all the provisions of this Lease other than the payment of rent, including, without limitation, Tenant’s compliance with the insurance requirements of Article 11. Said early possession shall not advance the Termination Date.

3. RENT.

          3.1 Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first full month’s rent shall be paid upon the execution of this Lease. The Monthly Installment of Rent in effect at any time shall be one-twelfth (1/12) of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon the number of days in such month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Rent Payment Address, as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing. If an Event of Default occurs, Landlord may require by notice to Tenant that all subsequent rent payments be made by an automatic payment from Tenant’s bank account to Landlord’s account, without cost to Landlord. Tenant must implement such automatic payment system prior to the next scheduled rent payment or within ten (10) days after Landlord’s notice, whichever is later. Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.

          3.2 Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid when due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) six percent (6%) of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant’s obligation for each successive month until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord’s remedies pursuant to Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

4. RENT ADJUSTMENTS.

          4.1 For the purpose of this Article 4, the following terms are defined as follows:

               4.1.1 Lease Year: Each fiscal year (as determined by Landlord from time to time) falling partly or wholly within the Term.

               4.1.2 Expenses: All costs of operation, maintenance, repair, replacement and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section 4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); costs of cleaning, repairing, replacing and maintaining the common areas, including parking and landscaping, window cleaning costs; labor costs; costs and expenses of managing the Building including management and/or administrative fees; air conditioning maintenance costs; elevator maintenance fees and supplies; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith. In addition, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with Expenses and Taxes but as a separate item), Tenant’s Proportionate Share of: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; (ii) the cost of fire sprinklers and suppression systems and other life safety systems; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed; but the costs described in this sentence shall be amortized over the reasonable life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time. Expenses shall not include depreciation or amortization of the Building or equipment in the Building except as provided herein, loan principal payments, costs of alterations of tenants’ premises, leasing commissions, interest expenses on long-term borrowings or advertising costs.

               4.1.3 Taxes: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any Way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building or any taxes to be paid by Tenant pursuant to Article 28.

          4.2 If in any Lease Year, (i) Expenses paid or incurred shall exceed Expenses paid or incurred in the Base Year (Expenses) and/or (ii) Taxes paid or incurred by Landlord in any Lease Year shall exceed the amount of such Taxes which became due and payable in the Base Year (Taxes), Tenant shall pay as additional rent for such Lease Year Tenant’s Proportionate Share of such excess.

          4.3 The annual determination of Expenses shall be made by Landlord and shall be binding upon Landlord and Tenant, subject to the provisions of this Section 4.3. During the Term, Tenant may review, at Tenant’s sole cost and expense, the books and records supporting such determination in an office of Landlord, or Landlord’s agent, during normal business hours, upon giving Landlord five (5) days advance written notice within sixty (60) days after receipt of such determination, but in no event more often than once in any one (1) year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes an independent accountant to perform such review it shall be one of national standing which is reasonably acceptable to Landlord, is not compensated on a contingency basis and is also subject to such confidentiality agreement. If Tenant fails to object to Landlord’s determination of Expenses within ninety (90) days after receipt, or if any such objection fails to state with specificity the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such determination. If Tenant objects to Landlord’s determination of Expenses within ninety (90) days of receipt, then within fourteen (14) days after Landlord’s receipt of Tenant’s objection. Landlord and Tenant shall each simultaneously submit to the other in a sealed envelope its good faith estimate of the Expenses that are due. If the higher of such estimates is not more than one hundred five percent (105%) of the lower, then the amount of Expenses shall be the average of the two. Otherwise the dispute shall be resolved by arbitration in accordance with (i) and (ii) below. (i) Within seven (7) days after the exchange of estimates, the parties shall select as an arbitrator an independent certified public accountant with at least five (5) years of experience in commercial real estate matters in the metropolitan area in which the Project is located (a “Qualified Accountant”). If the parties cannot agree on a Qualified Accountant, then within a second period of seven (7) days, each shall select a Qualified Accountant and within ten (10) days thereafter the two appointed Qualified Accountants shall select a third Qualified Accountant and the third Qualified Accountant shall be the sole arbitrator. If one party shall fail to select a Qualified Accountant within the second seven (7) day period, then the Qualified Accountant chosen by the other party shall be the sole arbitrator, (ii) Within twenty-one (21) days after submission of the matter to the arbitrator, the arbitrator shall determine the Expenses due from/credit due to Tenant by choosing whichever of the estimates submitted by Landlord and Tenant the arbitrator judges to be more accurate. The arbitrator shall notify Landlord and Tenant of its decision, which shall be final and binding. If the arbitrator believes that expert advice would materially assist him, the arbitrator may retain one or more qualified persons to provide expert advice. The fees of the arbitrator and the expenses of the arbitration proceeding, including the fees of any expert witnesses retained by the arbitrator, shall be paid by the party whose estimate is not selected. Each party shall pay the fees of its respective counsel and the fees of any witness called by that party. In the event that during all or any portion of any Lease Year or Base Year, the Building is not fully rented and occupied Landlord shall make an appropriate adjustment in occupancy-related Expenses for such year for the purpose of avoiding distortion of the amount of such Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing consistent and sound accounting and management principles to determine Expenses that would have been paid or incurred by Landlord had the Building been at least ninety-five percent (95%) rented and occupied, and the amount so determined shall be deemed to have been Expenses for such Lease Year.

          4.4 Prior to the actual determination thereof for a Lease Year, Landlord may from time to time estimate Tenant’s liability for Expenses and/or Taxes under Section 4.2, Article 6 and Article 28 for the Lease Year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

          4.5 When the above mentioned actual determination of Tenant’s liability for Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

               4.5.1 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is less than Tenant’s liability for Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord’s bill therefor; and

               4.5.2 If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is more than Tenant’s liability for Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4, or, if the Lease has terminated, refund the difference in cash. Tenant shall not be entitled to a credit by reason of actual Expenses and/or Taxes in any Lease Year being less than Expenses and/or Taxes in the Base Year (Expenses and/or Taxes).

          4.6 If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant’s liability for Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5. SECURITY DEPOSIT. Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord’s damage in case of Tenant’s default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion is so used, Tenant shall within five (5) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant’s obligations under this Lease have been fulfilled.

6. ALTERATIONS.

          6.1 Except for those, if any, specifically provided for in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. Landlord’s consent shall not be unreasonably withheld with respect to alterations which (i) are not structural in nature, (ii) are not visible from the exterior of the Building, (iii) do not affect or require modification of the Building’s electrical, mechanical, plumbing, HVAC or other systems, and (iv) in aggregate do not cost more than $5.00 per rentable square foot of that portion of the Premises affected by the alterations in question.

          6.2 In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made by using either Landlord’s contractor or a contractor reasonably approved by Landlord, in either event at Tenant’s sole cost and expense. If Tenant shall employ any contractor other than Landlord’s contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event Landlord may charge Tenant a construction management fee not to exceed five percent (5%) of the cost of such work to cover its overhead as it relates to such proposed work, plus third-party costs actually incurred by Landlord in connection with the proposed work and the design thereof, with all such amounts being due five (5) days after Landlord’s demand.

          6.3 All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations, using Building standard materials where applicable, and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof, including but not limited to, notices of non-responsibility, waivers of lien, surety company performance bonds and funded construction escrows and to protect Landlord and the Building and appurtenant land against any loss from any mechanic’s, materialmen’s or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord’s election said sums shall be paid in the same way as sums due under Article 4. Landlord may, as a condition to its consent to any particular alterations or improvements, require Tenant to deposit with Landlord the amount reasonably estimated by Landlord as sufficient to cover the cost of removing such alterations or improvements and restoring the Premises, to the extent required under Section 26.2

7. REPAIR.

          7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain the structural portions of the roof, foundation and walls of the Building. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is, obligated to deliver them, except as set forth in the punch list to be delivered pursuant to Section 2.1. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

          7.2 Tenant shall at its own cost and expense keep and maintain all parts of the Premises and such portion of the Building and improvements as are within the exclusive control of Tenant in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original (including, but not limited to, repair and replacement of all fixtures installed by Tenant, water heaters serving the Premises, windows, glass and plate glass, doors, exterior stairs, skylights, any special office entries, interior walls and finish work, floors and floor coverings, heating and air conditioning systems serving the Premises, electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, and performance of regular removal of trash and debris). Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition. Tenant will, as far as possible keep all such parts of the Premises from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty excepted (but not excepting any damage to glass). Tenant shall, at its own cost and expense, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, employees, contractors, invitees, or any other person entering upon the Premises as a result of Tenant’s business activities or caused by Tenant’s default hereunder.

          7.3 Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building. Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord’s expense under any law, statute or ordinance now or hereafter in effect.

          7.4 ~~Tenant shall-, at its own cost-and expense, enter into a regularly-scheduled preventive maintenance/service contract with a-maintenance contractor approved by Landlord for servicing all heating and air conditioning systems-and equipment serving the Premises(and a copy thereof shall be furnished to Landlord) The service contract must include all thirty (30) days of the date Tenant Takes to tenant, enter into such a maintenance/service charge Tenant the cost thereof along with a reasonable amount for Landlord’s overhead.~~ Landlord shall be responsible for providing the preventive maintenance service for all heating, air conditioning and ventilation equipment serving the Premises. The costs incurred by Landlord associated with the preventive maintenance service for all heating, air conditioning and ventilation equipment serving the Premises shall be considered a part of the Direct Expenses of the Building pursuant to Paragraph 4.1.2 of the Lease. Landlord shall not be responsible for any modifications or upgrades to the heating, air conditioning and ventilation unit(s) or distribution systems(s).

          7.5 However, any such repairs or maintenance which is necessitated by the negligence willful misconduct of Tenant, its servants, agents, employees or contractors or anyone claiming under Tenant, or by reason of the failure of Tenant to perform or observe any condition or agreement contained in this Lease, or caused by alterations. additions or improvements made by Tenant or anyone claiming under Tenant, shall be made by Tenant or at Landlord’s option, by Landlord at Tenant’s sole cost and expense. Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be liable to Tenant for failure to make repairs as herein specifically required of it unless Tenant has previously notified Landlord, in writing, of the need for such repairs and Landlord has failed to commence and complete said repairs within a reasonable time following receipt of Tenant’s written notification. Notwithstanding the foregoing, if any major component or any entire unit of the heating, ventilating or air conditioning system servicing the leased premises should fail or need replacement, the Landlord shall have the obligation to repair and replace such component or unit at its sole cost and expense provided that the tenant is in full compliance with all the terms of this section of this Lease.

          7.6 Landlord shall coordinate any repairs and other maintenance of any railroad tracks serving the Building and, if Tenant uses such rail tracks, Tenant shall reimburse Landlord or the railroad company from time to time upon demand, as additional rent, for its share of the costs of such repair and maintenance and for any other sums specified in any agreement to which Landlord or Tenant is a party respecting such tracks, such costs to be borne proportionately by all tenants in the Building using such rail tracks, based upon the actual number of rail cars shipped and received by such tenant during each calendar year during the Term.

8. LIENS. Tenant shall keep the Premises, the Building and appurtenant land and Tenant’s leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant fails, within ten (10) days following the imposition of any such lien, to either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within five (5) days Landlord’s demand.

9. ASSIGNMENT AND SUBLETTING.

          9.1 Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, such consent not to be unreasonably withheld, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least sixty (60) days but no more than one hundred twenty (120) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.

          9.2 Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant’s obligations under this Lease.

          9.3 In addition to Landlord’s right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice given by Landlord to Tenant within thirty (30) days following Landlord’s receipt of Tenant’s written notice as required above. However, if Tenant notifies Landlord, within five (5) days after receipt of Landlord’s termination notice, that Tenant is rescinding its proposed assignment or sublease, the termination notice shall be void and the Lease shall continue in full force and effect. If this Lease shall be terminated with respect to the entire Premises pursuant to this Section, the Term of this Lease shall end on the date stated in Tenant’s notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures under this Section only a portion of the Premises, the rent to be paid from time to time during the unexpired Term shall abate proportionately based on the proportion by which the approximate square footage of the remaining portion of the Premises shall be less than that of the Premises as of the date immediately prior to such recapture. Tenant shall, at Tenant’s own cost and expense, discharge in full any outstanding commission obligation which may be due and owing as a result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant to this Section 9.3 and rented by Landlord to the proposed tenant or any other tenant.

          9.4 In the event that Tenant sells, sublets, assigns or transfers this Lease, Tenant shall pay to Landlord as additional rent an amount equal to one hundred percent (100%) of any Increased Rent (as defined below), less the Costs Component (as defined below), when and as such Increased Rent is received by Tenant. As used in this Section, “Increased Rent” shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith. The “Costs Component” is that amount which, if paid monthly, would fully amortize on a straight-line basis, over the entire period for which Tenant is to receive Increased Rent, the reasonable costs incurred by Tenant for leasing commissions and tenant improvements in connection with such sublease, assignment or other transfer.

          9.5 Notwithstanding any other provision hereof, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant’s notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured, or if the proposed assignee or sullessee is an entity: (a) with which Landlord is already in negotiation; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building; (e) with which the payment for the sublease or assignment is determined in whole or in part based upon its net income or profits; or (f) would subject the Premises to a use which would: (i) involve increased personnel or wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building; (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or, (iv) involve a violation of Section 1.2. Tenant expressly agrees that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord, Landlord’s refusal to consent to any assignment or sublease for any of the reasons described in this Section 9.5, shall be conclusively deemed to be reasonable.

          9.6 Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee plus, on demand, a sum equal to all of Landlord’s costs, including reasonable attorney’s fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord’s consent is not required for, such assignment, pledge or sublease. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

          9.7 If Tenant is a corporation, limited liability company, partnership or trust, any transfer or transfers of or change or changes within any twelve (12) month period in the number of the outstanding voting shares of the corporation or limited liability company, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 9 to the same extent and for all intents and purposes as though such an assignment.

10. INDEMNIFICATION. None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors. Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney’s fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant or any Tenant Entity to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (c) Tenant’s failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11. INSURANCE.

          11.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $ 1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $ 1,000,000 per accident; (c) insurance protecting against liability under Worker’s Compensation Laws with limits at least as required by statute; (d) Employers Liability with limits of $1,000,000 each accident, $1,000,000 disease policy limit, $1,000,000 disease-each employee; (e) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant’s alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured, (f) Business Interruption Insurance for 100% of the 12 months actual loss sustained, and (g) Excess Liability in the amount of $1,000,000.

          11.2 The aforesaid policies shall (a) be provided at Tenant’s expense; (b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property—Special Form); (c) be issued by an insurance company with a minimum Best’s rating of “A:VII” during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on ACORD Form 25 and a certificate of Property insurance on ACORD Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal off said insurance.

          11.3 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises (“Work”) the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

12. WAIVER OF SUBROGATION.

          So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13. SERVICES AND UTILITIES. Tenant shall pay for all-water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballasts, battery packs for emergency lighting and fire extinguishers. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Tenant will not, without the written consent of Landlord, contract with a utility provider to service the Premises with any utility, including, but not limited to, telecommunications, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the Building. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

14. HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate (“Holdover Rate”) which shall be Two Hundred Percent (200%) of the greater of (a) the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under Article 4; and (b) the then market rental value of the Premises as determined by Landlord assuming a new lease of the Premises of the then usual duration and other terms, in either case, prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention. If Landlord gives notice to Tenant of Landlord’s election to such effect, such holding over shall constitute renewal of this Lease for a period from month to month or one (1) year, whichever shall be specified in such notice, in either case at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 14 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law.

15. SUBORDINATION.

          Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord’s interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant’s interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver within ten (10) days of Landlord’s request such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord.

16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

17. REENTRY BY LANDLORD.

          17.1 Landlord reserves and shall at all times, with 24 hour advance notice, except in the case of an emergency, have the right to re-enter the Premises to inspect the same, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the Work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17.

          17.2 For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant’s vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access cannot be had by means of a key or keys in Landlord’s possession, Landlord is authorized to gain access by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord within five (5) days of Landlord’s demand.

18. DEFAULT.

          18.1 Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

               18.1.1 Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five (5) days after written notice that such payment was not made when due, but if any such notice shall be given, for the twelve (12) month period commencing with the date of such notice, the failure to pay within five (5) days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice.

               18.1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within twenty (20) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such twenty (20) day period, Tenant has commenced the cure within such twenty (20) day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed ninety (90) days.

               18.1.3 Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant’s right to possession only.

               18.1.4 Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

               18.1.5 A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

19. REMEDIES.

          19.1 Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

               19.1.1 Landlord may, at its election, terminate this Lease or terminate Tenant’s right to possession only, without terminating the Lease.

               19.1.2 Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant’s right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord’s former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant’s signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord’s right to rent or any other right given to Landlord under this Lease or by operation of law.

               19.1.3 Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of: (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

               19.1.4 Upon any termination of Tenant’s right to possession only without termination of the Lease:

                    19.1.4.1 Neither such termination of Tenant’s right to possession nor Landlord’s taking and holding possession thereof as provided in Section 19.1.2 shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant’s obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall continue to pay to Landlord the entire amount of the rent as and when it becomes due, including any amounts treated as additional rent under this Lease, for the remainder of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

                    19.1.4.2 Landlord shall use commercially reasonable efforts to relet the Premises or portions thereof to the extent required by applicable law. Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally and that in any case that Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises or portions thereof over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available and that Landlord shall have the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet only a portion of the Premises, or a portion of the Premises or the entire Premises as a part of a larger area, and the right to change the character or use of the Premises. In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall pay the cost thereof, together with Landlord’s expenses of reletting, including, without limitation, any commission incurred by Landlord, within five (5) days of Landlord’s demand. Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a credit-worthiness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker’s commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of Article 9.

                    19.1.4.3 Until such time as Landlord shall elect to terminate the Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landlord upon demand the full amount of all rent, including any amounts treated as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the costs of repairs, alterations, additions, redecorating and Landlord’s expenses of reletting and the collection of the rent accruing therefrom (including reasonable attorney’s fees and broker’s commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due. Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant’s future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant’s benefit.

          19.2 Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant’s sole expense. Without limiting the generality of the foregoing, Landlord may, at Landlord’s option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with its obligations under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant’s business resulting therefrom and Tenant agrees to reimburse Landlord within five (5) days of Landlord’s demand as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease, plus interest from the date of expenditure by Landlord at the Wall Street Journal prime rate.

          19.3 Tenant understands and agrees that in entering into this Lease, Landlord is relying upon receipt of all the Annual and Monthly Installments of Rent to become due with respect to all the Premises originally leased hereunder over the full Initial Term of this Lease for amortization, including interest at the Amortization Rate. For purposes hereof, the “Concession Amount” shall be defined as the aggregate of all amounts forgone or expended by Landlord as free rent under the lease, under Exhibit B hereof for construction allowances (excluding therefrom any amounts expended by Landlord for Landlord’s Work, as defined in Exhibit B), and for brokers’ commissions payable by reason of this Lease. Accordingly, Tenant agrees that if this Lease or Tenant’s right to possession of the Premises leased hereunder shall be terminated as of any date (“Default Termination Date”) prior to the expiration of the full Initial Term hereof by reason of a default of Tenant, there shall be due and owing to Landlord as of the day prior to the Default Termination Date, as rent in addition to all other amounts owed by Tenant as of such Date, the amount (“Unamortized Amount”) of the Concession Amount determined as set forth below; provided, however, that in the event that such amounts are recovered by Landlord pursuant to any other provision of this Article 19, Landlord agrees that it shall not attempt to recover such amounts pursuant to this Paragraph 19.3. For the purposes hereof, the Unamortized Amount shall be determined in the same manner as the remaining principal balance of a mortgage with interest at the Amortization Rate payable in level payments over the same length of time as from the effectuation of the Concession concerned to the end of the full Initial Term of this Lease would be determined. The foregoing provisions shall also apply to and upon any reduction of space in the Premises, as though such reduction were a termination for Tenant’s default, except that (i) the Unamortized Amount shall be reduced by any amounts paid by Tenant to Landlord to effectuate such reduction and (ii) the manner of application shall be that the Unamortized Amount shall first be determined as though for a full termination as of the Effective Date of the elimination of the portion, but then the amount so determined shall be multiplied by the fraction of which the numerator is the rentable square footage of the eliminated portion and the denominator is the rentable square footage of the Premises originally leased hereunder; and the amount thus obtained shall be the Unamortized Amount.

          19.4 If, on account of any breach or default by Tenant in Tenant’s obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney or collection agency concerning or to enforce or defend any of Landlord’s rights or remedies arising under this Lease or to collect any sums due from Tenant, Tenant agrees to pay all costs and fees so incurred by Landlord, including, without limitation, reasonable attorneys’ fees and costs. TENANT EXPRESSLY WAIVES ANY RIGHT TO: (A) TRIAL BY JURY; AND (B) SERVICE OF ANY NOTICE REQUIRED BY ANY PRESENT OR FUTURE LAW OR ORDINANCE APPLICABLE TO LANDLORDS OR TENANTS BUT NOT REQUIRED BY THE TERMS OF THIS LEASE.

          19.5 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

          19.6 No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Landlord’s acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord’s right to enforce any such remedies with respect to such Default or any subsequent Default.

          19.7 To secure the payment of all rentals and other sums of money becoming due from Tenant under this Lease, Landlord shall have and Tenant grants to Landlord a first lien upon the leasehold interest of Tenant under this Lease, which lien may be enforced in equity, and a continuing security interest upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord under this Lease shall first have been paid and discharged. Upon the occurrence of an Event of Default, Landlord shall have, in addition to any other remedies provided in this Lease or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Section 19.7 at public or private sale upon five (5) days’ notice to Tenant. Tenant shall execute all such financing statements and other instruments as shall be deemed necessary or desirable in Landlord’s discretion to perfect the security interest hereby created.

          19.8 Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord’s possession or under Landlord’s control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord’s option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

          19.9 If more than one (1) Event of Default occurs during the Term or any renewal thereof, Tenant’s renewal options, expansion options, purchase options and rights of first offer and/or refusal, if any are provided for in this Lease, shall be null and void.

20. TENANT’S BANKRUPTCY OR INSOLVENCY.

          20.1 If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a “Debtor’s Law”):

               20.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant’s assets (each a “Tenant’s Representative”) shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor’s Law. Without limitation of the generality of the foregoing, any right of any Tenant’s Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

                    20.1.1.1 Such Debtor’s Law shall provide to Tenant’s Representative a right of assumption of this Lease which Tenant’s Representative shall have timely exercised and Tenant’s Representative shall have fully cured any default of Tenant under this Lease.

                    20.1.1.2 Tenant’s Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three (3) months’ rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 5; and. shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant’s Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant’s Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant’s obligations under this Lease.

                    20.1.1.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

                    20.1.1.4 Landlord shall have, or would have had absent the Debtor’s Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21. QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22. CASUALTY

          22.1 In the event the Premises or the Building are damaged by fire or other cause and in Landlord’s reasonable estimation such damage can be materially restored within one hundred eighty (180) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord’s reasonable estimation of the length of time within which material restoration can be made, and Landlord’s determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed “materially restored” if they are in such condition as would not prevent or materially interfere with Tenant’s use of the Premises for the purpose for which it was being used immediately before such damage.

          22.2 If such repairs cannot, in Landlord’s reasonable estimation, be made within one hundred eighty (180) days, Landlord and Tenant shall each have the option of giving the other, at any time within ninety (90) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

          22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

          22.4 In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

          22.5 Notwithstanding anything to the contrary contained in this Article: (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord’s notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

          22.6 In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant’s responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

23. EMINENT DOMAIN. If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant’s use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances, In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant’s trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term.

24. SALE BY LANDLORD. In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord’s successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

25. ESTOPPEL CERTIFICATES. Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant’s statement; and (e) such other matters as may be requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser, and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant irrevocably agrees that if Tenant fails to execute and deliver such certificate within such ten (10) day period Landlord or Landlord’s beneficiary or agent may execute and deliver such certificate on Tenant’s behalf, and that such certificate shall be fully binding on Tenant.

26. SURRENDER OF PREMISES.

          26.1 Tenant shall arrange to meet Landlord for two (2) joint inspections of the Premises, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises. In the event of Tenant’s failure to arrange such joint inspections and/or participate in either such inspection, Landlord’s inspection at or after Tenant’s vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant’s responsibility for repairs and restoration.

          26.2 All alterations, additions, and improvements in, on, or to the Premises made or installed by or for Tenant, including carpeting (collectively, “Alterations”), shall be and remain the property of Tenant during the Term. Upon the expiration or sooner termination of the Term, all Alterations shall become a part of the realty and shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale. At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Notwithstanding the foregoing, if Landlord elects by notice given to Tenant at least ten (10) days prior to expiration of the Term, Tenant shall, at Tenant’s sole cost, remove any Alterations, including carpeting, so designated by Landlord’s notice, and repair any damage caused by such removal. Tenant must, at Tenant’s sole cost, remove upon termination of this Lease, any and all of Tenant’s furniture, furnishings, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property (collectively, “Personalty”). Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal. In lieu of requiring Tenant to remove Alterations and Personalty and repair the Premises as aforesaid, Landlord may, by written notice to Tenant delivered at least thirty (30) days before the Termination Date, require Tenant to pay to Landlord, as additional rent hereunder, the cost of such removal and repair in an amount reasonably estimated by Landlord.

          26.3 All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant’s obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27. NOTICES. Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record, of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee. Any such notice or document may also be personally delivered if a receipt is signed by and received from, the individual, if any, named in Tenant’s Notice Address.

28. TAXES PAYABLE BY TENANT. In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant’s gross receipts or payroll or the value of Tenant’s equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant’s equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29. RELOCATION OF TENANT. Landlord, at its sole expense, on at least sixty (60) days prior written notice, may require Tenant to move from the Premises to other space of comparable size and decor, within the same property, Hohokam 10 East Park, in order to permit Landlord to consolidate the space leased to Tenant with other adjoining space leased or to be leased to another tenant. In the event of any such relocation, Landlord will pay all expenses of preparing and decorating the new premises so that they will be substantially similar to the Premises from which Tenant is moving, and Landlord will also pay the expense of moving Tenant’s furniture and equipment to the relocated premises. In such event this Lease and each and all of the terms and covenants and conditions hereof shall remain in full force and effect and thereupon be deemed applicable to such new space except that revised Reference Pages and a revised Exhibit A shall become part of this Lease and shall reflect the location of the new premises.

30. DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following “Landlord Entities”, being Landlord, Landlord’s investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. Any option granted to Landlord shall also include or be exercisable by Landlord’s trustee, beneficiary, agents and employees, as the case may be. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms “Tenant” and “Landlord” or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term “rentable area” shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable square footage of the Premises and Tenant’s Proportionate Share shown on the Reference Pages; however, Landlord may adjust either or both figures if there is manifest error, addition or subtraction to the Building or any business park or complex of which the Building is a part, remeasurement or other circumstance reasonably justifying adjustment. The term “Building” refers to the structure in which the Premises are located and the common areas (parking lots, sidewalks, landscaping, etc.) appurtenant thereto. If the Building is part of a larger complex of structures, the term “Building” may include the entire complex, where appropriate (such as shared Expenses or Taxes)-and subject to Landlord’s reasonable discretion.

31. TENANT’S AUTHORITY. If Tenant signs as a corporation, partnership, trust or other legal entity each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. Tenant agrees to deliver to Landlord, simultaneously with the delivery of this Lease, a corporate resolution, proof of due authorization by partners, opinion of counsel or other appropriate documentation reasonably acceptable to Landlord evidencing the due authorization of Tenant to enter into this Lease.

32. FINANCIAL STATEMENTS AND CREDIT REPORTS. At Landlord’s request, but only upon change of lease terms, or the refinancing or sale of the property, Tenant shall deliver to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant’s most recent audited financial statement, or, if unaudited, certified by Tenant’s chief financial officer as being true, complete and correct in all material respects. Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.

33. COMMISSIONS. Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Pages.

34. TIME AND APPLICABLE LAW. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

35. SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

36. ENTIRE AGREEMENT. This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

37. EXAMINATION NOT OPTION. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month’s rent as set forth in Article 3 and any sum owed pursuant to this Lease.

38. RECORDATION. Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.

39. LIMITATION OF LANDLORD’S LIABILITY. Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord’s interest in the Building. The obligations of

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Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the not be personally binding on, nor shall any resort be had to the private properties of, any of its or its investment manager’s trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages.

LANDLORD:		TENANT:

CALWEST INDUSTRIAL HOLDINGS, LLC		INTECON, INC.,
a Delaware limited liability company		an Arizona corporation

By:	RREEF Management Company
a Delaware corporation, its Property Manager

By:		By:

Name:	Bret C. Borg, CPM	Name:	Brandon Spiker
Title:	District Manager	Title:	President
Dated:	1/6/06	Dated:	29 JAN 05

EXHIBIT A – FLOOR PLAN DEPICTING THE PREMISES

attached to and made a part of Lease bearing the
Lease Reference Date of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

Exhibits A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

HOHOKAM 10 EAST PARK
TEMPE, ARIZONA 85281

Initials

A-1

EXHIBIT A-l – SITE PLAN

attached to and made a part of Lease bearing the
Lease Reference Date of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

Exhibits A-1 is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

HOHOKAM 10 EAST PARK
TEMPE, ARIZONA 85281

Initials

A-2

EXHIBIT B – INITIAL ALTERATIONS

attached to and made a part of Lease bearing the
Lease Reference Date of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

Landlord will, at Landlord’s expense, provide tenant improvements as listed below and as shown on Exhibit B-l at a cost not to exceed Twenty –Two Thousand Nine Hundred and Forty ($22,940.00). Any cost over this amount shall be the tenant’s responsibility.

1)	Re-key premises.

2)	Provide roll-up doors, electrical and plumbing in good working order and shall warrant such for period of (30) days after Lease commencement.

3)

Construct an air-conditioned room with 10’ ceiling grid and 9’ tall clear span outward swinging double man door. (No flooring or electrical needed, baseboards needed). Southern boundary of wall to be North side of existing light switches, Eastern boundary to be at existing wing wall. Prior to construction, Landlord and Tenant shall meet at space to walk through and confirm details of improvements. As shown on “Exhibit B-l”.

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Initials

EXHIBIT B-l – FLOOR PLAN OF INITIAL ALTERATIONS & MODIFICATIONS

attached to and made a part of Lease bearing the
Lease Reference Date of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

HOHOKAM 10 EAST PARK
TEMPE, ARIZONA 85281

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EXHIBIT B-1 – FLOOR PLAN OF INITIAL ALTERATIONS & MODIFICATIONS

attached to and made a part of Lease bearing the
Lease Reference Date of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

	Estimate
GTI Contractors, Inc.	Date	Estimate#
5016 S. ASH AVENUE, SUITE 108
TEMPE, AZ 85282-6845	11/10/2005	2424
602-426-1010 FAX 602-426-1011

Name/Address

Rreef Property Management 4050 E. Cotton Center Lane Suite 14 Phoenix, AZ 85040 Attn: Cathy Obermiller

	Project

	1215 S. Park Lane, Suite 4 & 5

Item	Description	Total

FRAME/DRYWALL
IP to Deck-Drywall	55 lineal feet of 12’ high drywall partitions with heavy gauge steel studs at door location to support new 8’ X 9’ steel doors and frame	3,740.00
Low Walls	32 lineal feet of 4’ high pony wall FRAME/DRYWALL TOTAL	960.00 4,700.00
ELECTRICAL
2X4 Lighting	16 new 2 X 4 prismatic light fixtures to be installed	2,464.00
Switches	1 standard switch for lights	90.20
HVAC Wiring	1 new AC to be wired	423.50
	ELECTRICAL TOTAL	2,977.70
Insulation	R-19 insulation for new warehouse walls	510.00

Grid & Tile	Install 736 square feet of new grid ceiling system with R-19 insulation above	1,288.00

PAINT
	Subtotal

ACCEPTANCE DATED:	Sales Tax	(5.27%)

SIGNATURE	Total

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EXHIBIT B-l – FLOOR PLAN OF INITIAL ALTERATIONS & MODIFICATIONS

attached to and made a part of Lease bearing the
Lease Reference Date of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

	Estimate
GTI Contractors, Inc.	Date	Estimate#
5016 S, ASH AVENUE, SUITE 108
TEMPE, AZ 85282-6845	11/10/2005	2424
602-426-1010 FAX 602-426-1011

Name/Address

Rreef Property Management 4050 E. Cotton Center Lane Suite 14 Phoenix, AZ 85040 Attn: Cathy Obermiller

	Project

	1215 S. Park Lane, Suite 4 & 5

Item	Description	Total

Wall Paint	Painting of 1,320 square feet of new warehouse walls	594.00
Wall Paint	Painting of pony wall	128.00
Door Paint	Painting of doors	160.00
	PAINT TOTAL	882.00
DOORS/HARDWARE
Metal Door & Frame	1 set of double 8’ x 9’ hollow metal doors with frame, ball bearing, hinges and locking hardware	1,350.00
Door Labor	Door & frame labor	200.00
	DOOR/HARDWARE TOTAL	1,550.00

	Subtotal	11,907.70
Contractors Fee		1,786.16
	Subtotal	$13,693.86

ACCEPTANCE DATED:	Sales Tax (5.27%)	$721.67

SIGNATURE:	Total	$14,415.53

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EXHIBIT B-l – FLOOR PLAN OF INITIAL ALTERATIONS & MODIFICATIONS

attached to and made a part of Lease bearing the
Lease Reference Date of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

KOOL ENERGY	PROPOSAL and CONTRACT	Office: (480) 894-2245,
Air Conditioning & Heating, Inc.		Office/Fax: (480) 968-9565
2450 West 12th St., ws
Tempo, Arizona 85281

To.                                     RREEF                           c/o Cathy                           (Buyer)

Address:_________________________________________________________ Date:  11/17/05

city:                                          State:                                      Zip:                           Telephone:      6-468-6812

SELLER proposes to perform the following work at: 1215 S. Park #4,5; Tempe 1400 sq. ft.

EQUIPMENT:	1 ea. NEW 5T COLEMAN-YORK COMMERCIAL 208V 3PH
1 set 30’ of insulated metal trunkline
1 set New roof el, jack and sleepers

Duclwork Sheetmetal & flex	Hood Vent —	Condensate PVC off roof

Bath Fans —	Electrical 24V only	Equipment Foundations Redwood

Registers 6 T-Bar 10”	Tee Tops Incl.	Return System Incl.

Grills 2 R/Air filtered	Ref.Lines Incl.	Thermostats 9500 Digital

Evap Cooling	Existing	_____________	_____________	_____________	_____________
	Make	Model	Motor Space	CFM	Accessories
Contract Price:	6020.00	Sale Tax:	316.95	Total Price:	$6336.95

Payment Agreement:	Options:
50% Rough In
50% Trim	Existing roof unit is only 3T

          Any attorney fees for collection to be made by contract acceptance party.

          Co. & Mfg. warranty 5 yrs. comp; 1 yr. parts/labor

Equipment and parts subject to increase after 30 days.

Contract offer valid for 60 days. The entire amount of contract to be paid upon completion.

          Any alteration or deviation from the above specifications involving extra cost of material or labor will only be executed upon written orders for same, and will become an extra charge over the sum mentioned in this contract. All agreements must be made in writing. Please sign and date the pink copy and return to Kool Energy upon your acceptance of this contract. Thank You.

ACCEPTANCE		Respectfully submitted.

You are hereby authorized to furnish all materials and labor required to complete the work mentioned in the above proposal, lor which RREEF agree to pay the amount mentioned in said proposal, and according to the terms thereof.

ACCEPTED

KOOL ENERGY A/C & HEATING

By

Ted Tucci salesman

Buyer
By Tax Only.
Buyer		CENSED • BONOED • INSURED • K-39 LICENSE #148188 COMMERCIAL/RESIDENTIAL
Date

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EXHIBIT C – COMMENCEMENT DATE MEMORANDUM

attached to and made a part of Lease bearing the
Lease Reference Date of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

COMMENCEMENT DATE MEMORANDUM

          THIS MEMORANDUM, made as of                        , 20              , by and between                   (“Landlord”) and                     (“Tenant”).

Recitals:

A.

Landlord and Tenant are parties to that certain Lease, dated for reference _______________, 20____ (the “Lease”) for certain premises (the “Premises”) consisting of approximately                       square feet at the building commonly known as                   .

B.	Tenant is in possession of the Premises and the Term of the Lease has commenced.

C.	Landlord and Tenant desire to enter into this Memorandum confirming the Commencement Date, the Termination Date and other matters under the Lease.

NOW, THEREFORE, Landlord and Tenant agree as follows:

1.	The actual Commencement Date is __________.

2.	The actual Termination Date is ___________.

3.	The schedule of the Annual Rent and the Monthly Installment of Rent set forth on the Reference Pages is deleted in its entirety, and the following is substituted therefor:

[insert rent schedule]

4.	Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

LANDLORD:		TENANT:

By:
By:	DO NOT SIGN	By:	DO NOT SIGN

Name:		Name:

Title:		Title:

Dated:		Dated:

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C-1

EXHIBIT D – RULES AND REGULATIONS

attached to and made a part of Lease bearing the
Lease Reference Date of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

1. No sign, placard, picture, advertisement, name or notice (collectively referred to as “Signs”) shall be installed or displayed on any part of the outside of the Building without the prior written consent of the Landlord which consent shall be in Landlord’s sole discretion. All approved Signs shall be printed, painted, affixed or inscribed at Tenant’s; expense by a person or vendor approved by Landlord and shall be removed by Tenant at Tenant’s expense upon vacating the Premises. Landlord shall have the right to remove any Sign installed or displayed in violation of this rule at Tenant’s expense and without notice.

2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises or Building, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3. Tenant shall not alter any lock or other access device or install a new or additional lock or access device or bolt on any door of its Premises without the prior written consent of Landlord. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys or other means of access to all doors.

4. If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant. No boring or cutting for wires will be allowed without the prior written consent of Landlord. Landlord shall direct electricians as to where and how telephone, data, and electrical wires are to be introduced or installed. The location of burglar alarms, telephones, call boxes or other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

5. Tenant shall not place a load upon any floor of its Premises, including mezzanine area, if any, which exceeds the load per square foot that such floor was designed to carry and that is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

6. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building without Landlord’s prior written consent which consent shall be in Landlord’s sole discretion.

7. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster or drywall (except for pictures and general office uses) or in any way deface the Premises or any part thereof. Tenant shall not affix any floor covering to the floor of the Premises or paint or seal any floors in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

8. No cooking shall be done or permitted on the Premises, except that Underwriters’ Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

9. Tenant shall not use any hand trucks except those equipped with the rubber tires and side guards, and may use such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building. Forklifts which operate on asphalt areas shall only use tires that do not damage the asphalt.

10. Tenant shall not use the name of the Building or any photograph or other likeness of the Building in connection with or in promoting or advertising Tenant’s business except that Tenant may include the Building name in Tenant’s address. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

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11. All trash and refuse shall be contained in suitable receptacles at locations approved by Landlord, Tenant shall not place in the trash receptacles any personal trash or material that cannot be disposed of in the ordinary and customary manner of removing such trash without violation of any law or ordinance governing such disposal.

12. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governing authority.

13. Tenant assumes all responsibility for securing and protecting its Premises and its contents including keeping doors locked and other means of entry to the Premises closed.

14. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without Landlord’s prior written consent.

15. No person shall go on the roof without Landlord’s permission.

16. Tenant shall not permit any animals, other than seeing-eye dogs, to be brought or kept in or about the Premises or any common area of the property.

17. Tenant shall not permit any motor vehicles to be washed or mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or parking lot.

18. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building. Landlord may waive any one or more of these Rules and Regulations for the benefit of any tenant or tenants, and any such waiver by Landlord shall not be construed as a waiver of such Rules and Regulations for any or all tenants.

19. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees and guests.

20. Any toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

21. Tenant shall not permit smoking or carrying of lighted cigarettes or cigars in areas reasonably designated by Landlord or any applicable governmental agencies as non-smoking areas.

22. Any directory of the Building or project of which the Building is a part (“Project Area”), if provided, will be exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names.

23. Canvassing, soliciting, distribution of handbills or any other written material in the Building or Project Area is prohibited and each tenant shall cooperate to prevent the same. No tenant shall solicit business from other tenants or permit the sale of any goods or merchandise in the Building or Project Area without the written consent of Landlord.

24. Any equipment belonging to Tenant which causes noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration.

25. Driveways, sidewalks, halls, passages, exits, entrances and stairways (‘Access Areas”) shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. Access areas are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgement of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building or its tenants.

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26. Landlord reserves the right to designate the use of parking areas and spaces. Tenant shall not park in visitor, reserved, or unauthorized parking areas. Tenant and Tenant’s guests shall park between designated parking lines only and shall not park motor vehicles in those areas designated by Landlord for loading and unloading. Vehicles in violation of the above shall be subject to being towed at the vehicle owner’s expense. Vehicles parked overnight without prior written consent of the Landlord shall be deemed abandoned and shall be subject to being towed at vehicle owner’s expense. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

27. No trucks, tractors or similar vehicles can be parked anywhere other than in Tenant’s own truck dock area. Tractor-trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the parking areas or on streets adjacent thereto.

28. During periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow and loading and unloading areas of other tenants. All products, materials or goods must be stored within the Tenant’s Promises and not in any exterior areas, including, but not limited to, exterior dock platforms, against the exterior of the Building, parking areas and driveway areas. Tenant agrees to keep the exterior of the Premises clean and free of nails, wood, pallets, packing materials, barrels and any other debris produced from their operation.

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EXHIBIT E – ADDITIONAL SURRENDER CONDITIONS

attached to and made a part of Lease bearing the
Lease Reference Date of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

          It is the Tenant’s obligation to leave the Premises in good, clean condition with all systems in good working order and repair. Among any other items deemed reasonably appropriate by Landlord, the following items will be inspected by Landlord at such time as Landlord deems inspection thereof to be appropriate to confirm that they are in good working order and repair:

1.

All heating and air conditioning equipment, exhaust fans and hot water heaters. Tenant shall provide Landlord’s office with a copy of an inspection and service report detailing the condition of said equipment, which report shall be provided by an Arizona licensed mechanical contractor, within three (3) days after Tenant vacates or abandons the’ Premises. If Landlord terminates Tenant’s right to possession of the Premises, Landlord shall have the report prepared at Tenant’s cost and expense.

2.	All lights in the office and warehouse must be working. Tenant is obligated to relamp and/or reballast the fixtures as necessary.

3.	All overhead doors must be serviced and repaired.

4.	All exterior metal doors, including hardware, must be serviced or replaced as necessary.

5.	All damaged sheetrock in the office area and in the warehouse along the demising walls shall be repaired.

6.	All office and warehouse floors must be left in good, clean condition.

7.	Any and all exterior signage must be removed, with Tenant having the obligation to repair and repaint the fascia as necessary.

8.

Tenant shall remove all data, telecommunication and other cabling installed by Tenant or Tenant’s contractors within the Premises. Unless directed otherwise by Landlord, conduit and all other raceways are to remain in place. Tenant must use caution not to c damage ceiling tile, ceiling grid, walls and all other improvements within the Premises when removing any such cabling. Tenant must restore ceiling tiles, ceiling grid, walls and all other improvements within the Premises to its original condition, normal wear & tear accepted.

          If the Tenant elects not to do any of the above within three (3) days of written notice, Landlord shall have the right to have the necessary repairs performed, to deduct the cost thereof from the Security Deposit (if any), and to invoice Tenant for the balance due. Tenant shall pay said balance within ten (10) days of receipt of said invoice.

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EXHIBIT F – SIGNAGE CRITERIA

attached to and made a part of Lease bearing the
Lease Reference Date of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

TENANT IDENTIFICATION:
These signs will occur above the entry door to each suite. The signs shall be applied to the existing sign accent panel, painted to match existing building colors.

DIMENSIONS:	The copy shall not exceed 80% of the panel area.
COPY:	The copy shall be 12” tall white vinyl-letters in “Palatino Bold Italic” style.
ILLUMINATION:	None allowed.
PERMIT:	A sign permit will be required from the City of Tempe prior to sign installation.

WINDOW GRAPHICS:
This selection stipulates the use of window graphics as a means of Tenant identification.

DIMENSIONS:

The area for the suite number will vary. There will be tenant copy allowed on the sidelights adjacent to the main entry. This copy will vary in size depending on Tenant name and logo but shall not exceed 4 square feet.

COPY:

The suite number shall be “Palatino Italic” style. Tenant copy shall be. “Palatino Bold Italic”. The maximum height for all copy shall be 4”. The copy will be white vinyl letters fixed to the exterior of the glass 5’6” above the floor and 11/2” away from the mullions. Rear door identification will consist of 2” white vinyl in “Palatino Bold Italic” style.

Each Tenant will be allowed one overhead sign location and one window graphic per building, regardless of the number of suites occupied, to be installed at Tenant’s sole cost and expense. Tenant is responsible for the cost to remove tenant identification signage upon lease termination.

Please contact Universal Sign and Graphics for pricing and sign layout information at (480) 897-2511.

The above sign criteria has been developed to allow for maximum visibility for Tenants and potential clients set forth by RREEF Management and the City of Tempe. The success of the sign design relies on the compliance of these guidelines, consistently maintaining a high standard. No deviations from this criteria may be implemented without prior written consent from Landlord.

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EXHIBIT G – RENEWAL OPTION

attached to and made a part of Lease bearing the
Lease Reference Date of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

Tenant shall, provided the Lease is in full force and effect and Tenant is not in default under any of the other terms and conditions of the Lease at the time of notification or commencement, have two option(s) to renew this Lease for a term of 36 months or 60 months at market rate, for the portion of the Premises being leased by Tenant as of the date the renewal term is to commence, on the same terms and conditions set forth in the Lease, except as modified by the terms, covenants and conditions as set forth below:

a.

If Tenant elects to exercise said option, then Tenant shall provide Landlord with written notice no earlier than the date which is 180 days prior to the expiration of the then current term of the Lease but no later than the date which is 90 days prior to the expiration of the then current term of this Lease. If Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the term of the Lease.

b.

This option is not transferable; the parties hereto acknowledge and agree that they intend that the aforesaid option to renew this Lease shall be “personal” to Tenant as set forth above and that in no event will any assignee or sublessee have any rights to exercise the aforesaid option to renew.

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EXHIBIT H – LEASE GUARANTY – INDIVIDUAL

attached to and made a part of Lease bearing the
Lease Reference Dale of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

In consideration of the making of the lease agreement by and between Calwest Industrial Holdings, LLC, as Landlord, and Intecon, Inc., as Tenant, dated November 17, 2005, for the premises commonly described as (hereinafter referred to as the “Lease”) and for the purpose of inducing Landlord to enter into the undersigned hereby unconditionally guarantees the full and prompt payment of rent and all other sums required to be paid by Tenant under the Lease (‘Guaranteed Payments”) and the full and faithful performance of all terms, conditions, covenants, obligations and agreements contained in the Lease on the Tenant’s part to be performed (“Guaranteed Obligations”) and the undersigned further promises to pay all of landlord’s costs and expenses (including reasonable attorney’s fees) incurred in endeavoring to collect the Guaranteed payments of to enforce the Guaranteed Obligations or incurred in enforcing this guaranty as well as all damages when landlord may suffer in consequence of any default or breach under the Lease or this guaranty.

1.

Landlord may at any time and from time to time, without notice to the undersigned, take any or all of the following actions without affecting or impairing the liability and obligation of the undersigned on this guaranty:

	a.	grant an extension or extensions of time of payment of any Guaranteed payment or time for performance of any Guaranteed Obligation;

	b.	grant an indulgence or indulgences in any Guaranteed Payment or in the performance of any Guaranteed Obligation;

	c.	modify or amend the Lease or any term or there of, or any obligation of Tenant arising thereunder;

	d.	consent to any assignment or assignments, sublease or subleases and successive assignments or subleases by Tenant’s assigns or guarantees or a change or different use of the leased premises;

	e.	consent to an extension or extensions of the term of the Lease;

	f.	accept other guarantors; and/or

	g.	release any person primary or secondarily liable.

The liability of the undersigned “under this guaranty shall in no way be affected or impaired by any failure or delay inventorying any Guaranteed Payment or Guaranteed Obligation or this guaranty or any security therefore, or in exercising any right or power in respect thereto or by any compromises waiver, settlement, change, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or of any security therefore. In order to hold the undersigned liable hereunder, there shall be on obligation on the part of landlord at any time to resort for payment to Tenant or any other guaranty or to any security or other rights and remedies, and Landlord shall have the right to enforce this guaranty irrespective of whether or not other proceeding or steps are pending or being taken socking resort to or realization upon or from any of the foregoing.

2.

The undersigned waives all diligence in collection or in protection of any security, presentment, protest, demand, notice of dishonor or default, notice of acceptance of this guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this guaranty or any Guaranteed Payment or Guaranteed Obligation.

3.	The undersigned hereby acknowledges full and complete notice and knowledge of all of the terms, conditions, covenants, obligations and agreements of the Lease.

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4.

The payment by the undersigned of any amount pursuant to this guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of the Tenant under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.

5.

This guaranty shall be continuing, absolute and unconditional and remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed, and all Obligations of the undersigned under this guaranty arc fulfilled. Notwithstanding the above statement, this guaranty shall be terminated and of no further force or effect after the first twelve (12) months of consecutive rental payments provided the Tenant is not, and had not been in default of the Lease beyond any applicable notice and cure period during that time pursuant to Article 3 of the Lease, otherwise, this guaranty will remain in effect for the lease term.

6.

This guaranty shall also bind the heirs, personal representatives and assigns of the undersigned and inure to the benefit of Landlord, its successors and assigns. This guaranty shall be construed according to the laws of the state in which the leased premises are located, in which state it shall be performed by the undersigned.

7.

If this guaranty is executed by more than one person, all singular nouns and verbs therein relating to the undersigned shall include the plural number and the obligations of the several guaranters shall be joint and several.

8.

The Landlord and the undersigned intend and believe that each provision of this guaranty comports with all applicable law. However, if any provision of this guaranty is found by a court to be invalid for any reason, the parties intend that the remainder of this guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.

9.	Guarantor:	Brandon Spiker,
	Title:	President
	Residence	3851 East Glade Avenue
Mesa, AZ 85206
	Residence Telephone Number:	480-231-6025
	Social Security Number:	###-##-####

	Guarantor:	Kimberly Kay Spiker
	Residence Address:	3851 East Glade Avenue
Mesa, AZ 85206
	Residence Telephone Number:	480-231-6025
	Social Security Number:	###-##-####

          IN WITNESS WHEREOF, the undersigned have executed this guaranty this ___ day of 20__________.

Brandon Spiker, Husband

Kimberly Kay Spiker, Wife

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EXHIBIT H – LEASE GUARANTY- INDIVIDUAL

attached to and made a part of Lease bearing the
Lease Reference Date of November 17, 2005 between
Calwest Industrial Holdings, LLC, a Delaware limited liability company, as Landlord and
Intecon, Inc., an Arizona corporation, as Tenant

In consideration of the making of the lease agreement by and between Calwest Industrial Holdings, LLC as Landlord, and Intecon, Inc., as Tenant, dated November 17, 2005, for the premises commonly described as (hereinafter referred to as the “Lease”) and for the purpose of inducing Landlord to enter into and make the Lease, the undersigned hereby unconditionally guarantees the full and prompt payment of rent and all other sums required to be paid by Tenant under the Lease (‘Guaranteed Payments”) and the full and faithful performance of all terms, conditions, covenants, obligations and agreements contained in the Lease on the Tenant’s part to be performed (“Guaranteed Obligations”) and the undersigned further promises to pay all of landlord costs and expenses (including reasonable attorney’s fees) incurred in endeavoring to collect the Guaranteed payments of to enforce the Guaranteed Obligations or incurred in enforcing this guaranty as well as all damages when Landlord may suffer in consequence of any default or breach under the Lease or this guaranty.

1.

Landlord may at any time and from time to time, without notice to the undersigned, tenants any or all of the following actions without affecting or impairing the liability obligation of the undersigned on this guaranty:

	a.	grant an extension or extensions of time of payment of any Guaranteed payment or time for performance of any Guaranteed Obligation;

	b.	grant an indulgence or indulgence in any Guaranteed Payment or in the performance of any Guaranteed Obligation;

	c.	modify or amend the Lease or any term thereof, or any obligation of Tenant arising thereunder;

	d.	consent to any assignment or assignment, subleases or subleases and successive assignments or subleases by Tenant’s assigns or subleases or a change or different use of the leased premises;

	e.	consent to an extension or extension of the term of the Lease;

	f.	accept other guarantors; and/or

	g.	release any person on primary or secondarily liable.

The liability of the undersigned “under this guaranty shall in no way be affected or impaired by any failure or delay inventorying any Guaranteed Payment or Guaranteed Obligation or this guaranty or any security therefore; or in exercising any right or power in respect thereto or by any compromises waiver, settlement, change, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or of any security therefore. In order to hold the undersigned liable hereunder, there shall be on obligation on the part of landlord, at any time, to resort for payment to Tenant or any other guaranty or to any security or other rights and remedies, and Landlord shall have the right to enforce this guaranty irrespective of whether or not other proceeding or steps are pending or being taken seeking resort to or realization upon or from any of the foregoing.

2.

The undersigned waives all diligence in collection or in protection of any security, presentment, protest, demand, notice of dishonor or default, notice of acceptance of this guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this guaranty or any Guaranteed Payment or Guaranteed Obligation.

3.	The undersigned hereby acknowledges full and complete notice and knowledge of all of the terms, conditions, covenants, obligations and agreements of the Lease.

Initials

4.

The payment by the undersigned of any amount pursuant to this guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of the Tenant under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.

5.

This guaranty shall be continuing, absolute and unconditional and remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed, and all Obligations of the undersigned under this guaranty arc fulfilled. Notwithstanding the above statement, this guaranty shall be terminated and of no further force or effect after the first twelve (12) months of consecutive rental payments provided the Tenant is not, and had not been in default of the Lease beyond any applicable notice and cure period during that time pursuant to Article 3 of the Lease, otherwise, this guaranty will remain in effect for the lease term.

6.

This guaranty shall also bind the heirs, personal representatives and assigns of the undersigned and inure to the benefit of Landlord, its successors and assigns. This guaranty shall be construed according to the laws of the state in which the leased premises are located, in which state it shall be performed by the undersigned.

7.

If this guaranty is executed by more than one person, all singular nouns and verbs therein relating to the undersigned shall include the plural number and the obligations of the several guaranters shall be joint and several.

8.

The Landlord and the undersigned intend and believe that each provision of this guaranty comports with all applicable law. However, if any provision of this guaranty is found by a court to be invalid for any reason, the parties intend that the remainder of this guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.

9.	Guarantor:	David Marlow
	Title:	Vice President Sales
	Residence Address:	10505 W. Mars
Tucson, AZ 85743
	Residence Telephone Number:	602-418-9297
	Social Security Number:	###-##-####

	Guarantor:	Debra Marlow
	Residence Address:	10505 W. Mars
Tucson, AZ 85743
	Residence Telephone Number:	602-418-9297
	Social Security Number:	###-##-####

IN WITNESS WHEREOF, the undersigned have executed this guaranty this ___ day of ___ 20_____________.

David Marlow, Husband

Debra Marlow, Wife

Initials

LEASE GUARANTY - INDIVIDUAL

In consideration of the making of the lease agreement by and between Calwest Industrial Holdings, LLC, as Landlord, and Intecon, Inc., as Tenant, dated November 17, 2005, for the premises commonly described as (hereinafter referred to as the “Lease”) and for the purpose of inducing Landlord to enter into and make the Lease, the undersigned hereby unconditionally guarantees the full and prompt payment of rent and all other sums required to be paid by Tenant under the Lease (“Guaranteed Payments”) and the full and faithful performance of all terms, conditions, covenants, obligations and agreements contained in the Lease on the Tenant’s part to be performed (“Guaranteed Obligations”) and the undersigned further promises to pay all of Landlord’s costs and expenses (including reasonable attorney’s fees) incurred in endeavoring to collect the Guaranteed Payments or to enforce the Guaranteed Obligations or incurred in enforcing this guaranty as well as all damages which Landlord may suffer in consequence of any default or breach under the Lease or this guaranty.

1.

Landlord may at any time and from time to time, without notice to the undersigned, take any or all of the following actions without affecting or impairing the liability and obligations of the undersigned on this guaranty:

	a.	grant an extension or extensions of time of payment of any Guaranteed Payment or time for performance of any Guaranteed Obligation;

	b.	grant an indulgence or indulgences in any Guaranteed Payment or in the performance of any Guaranteed Obligation;

	c.	modify or amend the Lease or any term thereof, or any obligation of Tenant arising thereunder;

	d.	consent to any assignment or assignments, sublease or subleases and successive assignments or subleases by Tenant’s assigns or sublessees or a change or different use of the leased premises;

	e.	consent to an extension or extensions of the term of the Lease;

	f.	accept other guarantors; and/or

	g.	release any person primarily or secondarily liable.

The liability of the undersigned under this guaranty shall in no way be affected or impaired by any failure or delay in enforcing any Guaranteed Payment or Guaranteed Obligation or this guaranty or any security therefore, or in exercising any right or power in respect thereto or by any compromise, waiver, settlement, change, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or of any security therefor. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Landlord, at any time, to resort for payment to Tenant or any other guaranty or to any security or other rights and remedies, and Landlord shall have the right to enforce this guaranty irrespective of whether or not other proceedings or steps are pending or being taken seeking resort to or realization upon or from any of the foregoing.

2.

The undersigned waives all diligence in collection or in protection of any security, presentment, protest, demand, notice of dishonor or default, notice of acceptance of this guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this guaranty or any Guaranteed Payment or Guaranteed Obligation.

3.	The undersigned hereby acknowledges full and complete notice and knowledge of all of the terms, conditions, covenants, obligations and agreements of the Lease.

4.

The payment by the undersigned of any amount pursuant to this guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of the Tenant under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.

5.

This guaranty shall be continuing, absolute and unconditional and remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed, and all obligations of the

1

undersigned under this guaranty are fulfilled. Notwithstanding the above statement, this guaranty shall be terminated and of no further force or effect after the first twelve (12) months of consecutive rental payments provided the Tenant is not, and had not been in default of the Lease beyond any applicable notice and cure period during that time pursuant to Article 3 of the Lease, otherwise, this guaranty will remain in effect for the lease term.

6.

This guaranty shall also bind the heirs, personal representatives and assigns of the undersigned and inure to the benefit of Landlord, its successors and assigns. This guaranty shall be construed according to the laws of the state in which the leased premises are located, in which state it shall be performed by the undersigned.

7.

If this guaranty is executed by more than one person, all singular nouns and verbs herein relating to the undersigned shall include the plural number and the obligations of the several guarantors shall be joint and several.

8.

The Landlord and the undersigned intend and believe that each provision of this guaranty comports with all applicable law. However, if any provision of this guaranty is found by a court to be invalid for any reason, the parties intend that the remainder of this guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.

9.	Guarantor:	Brandon Spiker,
	Title:	President
	Residence	3851 East Glade Avenue
Mesa, AZ 85206
	Residence Telephone Number:	480-231-6025
	Social Security Number:	524-231-5571

	Guarantor:	Kimberly Key Spiker
	Residence Address:	3851 East Glade Avenue
Mesa, AZ 85206
	Residence Telephone Number:	480-231-6025
	Social Security Number:	###-##-####

          IN WITNESS WHEREOF, the undersigned have executed this guaranty this 29 day of JAN, 2005.

Brandon Spiker, Husband

Kimberly Kay Spiker, Wife

2

LEASE GUARANTY - INDIVIDUAL

In consideration of the making of the lease agreement by and between Calwest Industrial Holdings, LLC, as Landlord, and Intecon, Inc., as Tenant, dated November 17, 2005, for the premises commonly described as (hereinafter referred to as the “Lease”) and for the purpose of inducing Landlord to enter into and make the Lease, the undersigned hereby unconditionally guarantees the full and prompt payment of rent and all other sums required to be paid by Tenant under the Lease (“Guaranteed Payments”) and the full and faithful performance of all terms, conditions, covenants, obligations and agreements contained in the Lease on the Tenant’s part to be performed (“Guaranteed Obligations”) and the undersigned further promises to pay all of Landlord’s costs and expenses (including reasonable attorney’s fees) incurred in endeavoring to collect the Guaranteed Payments or to enforce the Guaranteed Obligations or incurred in enforcing this guaranty as well as all damages which Landlord may suffer in consequence of any default or breach under the Lease or this guaranty.

1.

Landlord may at any time and from time to time, without notice to the undersigned, take any or all of the following actions without affecting or impairing the liability and obligations of the undersigned on this guaranty:

	a.	grant an extension or extensions of time of payment of any Guaranteed Payment or time for performance of any Guaranteed Obligation;

	b.	grant an indulgence or indulgences in any Guaranteed Payment or in the performance of any Guaranteed Obligation;

	c.	modify or amend the Lease or any term thereof, or any obligation of Tenant arising thereunder;

	d.	consent to any assignment or assignments, sublease or subleases and successive assignments or subleases by Tenant’s assigns or sublessees or a change or different use of the leased premises;

	e.	consent to an extension or extensions of the term of the Lease;

	f.	accept other guarantors; and/or

	g.	release any person primarily or secondarily liable.

The liability of the undersigned under this guaranty shall in no way be affected or impaired by any failure or delay in enforcing any Guaranteed Payment or Guaranteed Obligation or this guaranty or any security therefore, or in exercising any right or power in respect thereto or by any compromise, waiver, settlement, change, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or of any security therefor. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Landlord, at any time, to resort for payment to Tenant or any other guaranty or to any security or other rights and remedies, and Landlord shall have the right to enforce this guaranty irrespective of whether or not other proceedings or steps are pending or being taken seeking resort to or realization upon or from any of the foregoing.

2.

The undersigned waives all diligence in collection or in protection of any security, presentment, protest, demand, notice of dishonor or default, notice of acceptance of this guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this guaranty or any Guaranteed Payment or Guaranteed Obligation.

3.	The undersigned hereby acknowledges full and complete notice and knowledge of all of the terms, conditions, covenants, obligations and agreements of the Lease.

4.

The payment by the undersigned of any amount pursuant to this guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of the Tenant under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.

5.

This guaranty shall be continuing, absolute and unconditional and remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed, and all obligations of the

1

undersigned under this guaranty are fulfilled. Notwithstanding the above statement, this guaranty shall be terminated and of no further force or effect after the first twelve (12) months of consecutive rental payments provided the Tenant is not, and had not been in default of the Lease beyond any applicable notice and cure period during that time pursuant to Article 3 of the Lease, otherwise, this guaranty will remain in effect for the lease term.

6.

This guaranty shall also bind the heirs, personal representatives and assigns of the undersigned and inure to the benefit of Landlord, its successors and assigns. This guaranty shall be construed according to the laws of the state in which the leased premises are located, in which state it shall be performed by the undersigned.

7.

If this guaranty is executed by more than one person, all singular nouns and verbs herein relating to the undersigned shall include the plural number and the obligations of the several guarantors shall be joint and several.

8.

The Landlord and the undersigned intend and believe that each provision of this guaranty comports with all applicable law. However, if any provision of this guaranty is found by a court to be invalid for any reason, the parties intend that the remainder of this guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.

9.	Guarantor:	David Marlow
	Title:	Vice President Sales
	Residence	10505 W. Mars Tucson, AZ 85743
	Residence Telephone Number:	602-418-9297
	Social Security Number:	###-##-####
	Guarantor:	Debra Marlow
	Residence Address:	10505 W. Mars Tucson, AZ 85743
	Residence Telephone Number:	602-418-9297
	Social Security Number:	###-##-####

          IN WITNESS WHEREOF, the undersigned have executed this guaranty this 27 day of Dec, 2005.

David Marlow, Husband

Debra Marlow, Wife

[THE REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

2

FIRST AMENDMENT TO LEASE

                    THIS AMENDMENT, dated this 21st day of February, 2006, between Calwest Industrial Holdings, LLC, a Delaware limited liability company (“Landlord”) and Intecon, Inc., an Arizona corporation (“Tenant”), for the premises located in the City of Tempe, County of Maricopa, State of Arizona, commonly known as Hohokam 10 East Park, 1215 South Park Lane, Suites 4 & 5 (the “Premises”).

WITNESSETH:

                   WHEREAS, Landlord and Tenant entered into that certain Lease dated November 17, 2005 (hereinafter collectively referred to as the “Lease”); and

                   WHEREAS, Landlord and Tenant desire to amend the Lease as more fully set forth below.

                   NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Definitions. Unless otherwise specifically set forth herein, all capitalized terms herein shall have the same meaning as set forth in the Lease.

2. Amendment.

a)

Antenna Agreement. Tenant, at its sole cost and expense, shall have the non-exclusive right (it being understood that Landlord may grant, extend or renew similar rights to others) to install, maintain, and from time to time replace a satellite dish or antenna (a “Dish”) on the roof of the Building, provided that prior to commencing any installation or maintenance, Tenant shall (I) obtain Landlord’s prior approval of the proposed size, weight and location of the Dish and method for fastening the Dish to the roof, (ii) such installation and/or replacement shall comply strictly with all Laws and the conditions of any bond or warranty maintained by Landlord on the roof, (iii) use the Dish solely for its internal use, (iv) not grant any right to use of the Dish to any other party, and (v) obtain, at Tenant’s sole cost and expense, any necessary federal, state, and municipal permits, licenses and approvals, and deliver copies thereof to Landlord. Landlord may supervise or perform any roof penetration related to the installation of a Dish, and Landlord may charge the cost thereof to Tenant.

Tenant agrees that all installation, construction and maintenance shall be performed in a neat, responsible, and workmanlike manner, using generally acceptable construction standards, consistent with such reasonable requirements as shall be imposed by Landlord. Tenant further agrees to label each cable or wire placed by Tenant in the telecommunications pathways of the Building, with identification information as required by Landlord. Tenant shall repair any damage to the Building caused by Tenant’s installation, maintenance, replacement, use or removal of the Dish. The Dish shall remain the property of Tenant, and Tenant may remove the Dish at its cost at any time during the Term. Tenant shall remove the Dish at Tenant’s cost and expense upon the expiration or termination of this Lease. Tenant agrees that the Dish, and any wires, cables or connections relating thereto, and the installation, maintenance and operation thereof shall in no way interfere with the use and enjoyment of the Building, or the operation of communications (including, without limitation, other satellite dishes) or computer devices by Landlord or by other tenants or occupants of the Project. If such interference shall occur, Landlord shall give Tenant written notice thereof and Tenant shall correct the same within twenty-four (24) hours of receipt of such notice. Landlord reserves the right to disconnect power to any Dish if Tenant fails to correct such interference within twenty-four (24) hours after such notice. Landlord makes no warranty or representation that the Building or any portions thereof are suitable for the use of a Dish, it being assumed that Tenant has satisfied itself thereof. Tenant shall protect, defend, indemnify and hold harmless Landlord and Landlord’s agents from and against claims, damages, liabilities, costs and expenses of every kind and nature, including attorneys’ fees, incurred by or asserted against Landlord arising out of Tenant’s installation, maintenance, replacement, use or removal of the Dish

See Exhibit A for the description and installation of the antenna.

3.	Tenant’s Authority (OFAC)

Article 31, Tenant’s Authority, shall be deleted in its entirety and replaced with the following language:

If Tenant signs as a corporation, partnership, trust or other legal entity each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. Tenant agrees to deliver to Landlord, simultaneously with the deliver’ of this Lease, a corporate resolution, proof of due authorization by partners, opinion of counsel or other appropriate documentation reasonably acceptable to Landlord evidencing the due authorization of Tenant to enter into this Lease.

Tenant hereby represents and warrants that neither Tenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Tenant, are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U. 3.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23,

2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons.” If the foregoing representation is untrue at any time during the Term, an Event of Default will be deemed to have occurred, without the necessity of notice to Tenant.

4. Insurance

Article 11, Insurance, shall be deleted in its entirety and replaced with the following language:

Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1 000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) Workers’ Compensation Insurance with limits as required by statute and Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease-each employee; (e) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant’s alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured, (f) Business Interruption Insurance for 100% of the 12 months actual loss sustained, and (g) Excess Liability in the amount of $l,000,000.

The aforesaid policies shall (a) be provided at Tenant’s expense; (b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property—Special Form); (c) be issued by an insurance company with a minimum Best’s rating of “A-:VII” during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on ACORD Form 25 and a certificate of Property insurance on ACORD Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises (“Work”) the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

5. Incorporation. Except as modified herein, all other terms and conditions of the Lease between the parties above described, as attached hereto, shall continue in full force and effect.

6. Limitation of Landlord’s Liability. Redress for any claims against Landlord under this Amendment or under the Lease shall only be made against Landlord to the extent of Landlord’s interest in the property to which the Premises are a part. The obligations of Landlord under this Amendment and the Lease shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, the general partners thereof or any beneficiaries, stockholders, employees or agents of Landlord, or its investment manager.

                         IN WITNESS WHEREOF, Landlord and Tenant have executed the Amendment as of the day and year first written below.

LANDLORD:		TENANT:

CALWEST INDUSTRIAL HOLDINGS, LLC		INTECON, INC.,
a Delaware limited liability company		an Arizona corporation

By:	RREEF Management Company
a Delaware corporation, its Property Manager

By:		By:

Name:	Bret C. Borg, CPM	Name:	Brandon Spiker
Title:	District Manager	Title:	President

Date:		Date:

EXHIBIT – A

Pacific Wireless 693 E. Draper Heights Way Suite 210 Draper, UT 84020 TEL (801) 572-3024 FAX (801) 572-3025 vww.pacwireless.com	PAWDCA-24 DATA SHEET

Directional Antenna System
1700 to 2700 MHz Operation

Features
•	Small Size/Reduced Shipping Cost
•	50 Ω Passive Feed Dipole
•	Integrated Type N Female Connector or
24” pigtail with N Male or N Female Connector
•	Horizontal or Vertical Polarity
•	24 dBi Antenna Gain
•	Rugged, Lightweight and Waterproof
•	Heavy Duty Adjustable Tilt Bracket
•	Powder Coat Painted Die Cast Aluminum

24dBi Antenna System

Applications
•	2.4 GHz ISM Band Applications	•	Wireless Internet Access
•	Point to Point Repeaters	•	Streaming Video
•	Wireless Local Loop	•	Wireless Bridges
•	Point to Multipoint Receive Sites	•	MMDS Applications

Description
The PAWDCA-24 is a directional antenna system offered by Pacific Wireless, which incorporates a 2-piece aluminum die cast parabolic grid type antenna reflector with the PMPF, patented 50-ohm passive feed dipole. Dipoles come in 2 basic configurations, PMPF-xx with integral N type Female connector and PMPF-xxP with 24” pigtail equipped with an N type Male connector or PMPF-xxPF with an N type Female Connector. The antenna reflector and PMPF dipole can be bought separately for maximum system flexibility. Installation is simple with the Pacific Wireless adjustable tilt “Heavy Duty” bracket that comes standard. The bracket accommodates poles from 1” up to 2.5” OD. Brackets are full galvanized for extreme corrosion protection and each reflector comes complete with stainless steel hardware and complete assembly instructions.

Specifications

Parameter	Model	Min	Typ	Max	Units

Frequency Range	PMPF-1 PMPF-2 PMPF-19 PMPF-18 PMPF-18S	2300 2500 1880 1750 1700		2500 2685 1930 1850 1850	MHz
Input Return Loss (S11)			-12		dB
VSWR			1.5:1
Impedance			50		OHM
Input Power			50		W
Pole Diameter (OD)		1 25		2.5 60	inch mm
Operating Temperature		-45		+70	Deg C

*Note: Pacific Wireless does not supply the mounting pole or coax cable. Antenna system assembly is required.

1700 - 2700 MHz                                                                     PAWDCA-24

EXHIBIT - A-l

PAWDCA-24

Gain	24 dB
3dB Beam Angle	8 deg
Cross Pole	26 dB
Front to Back	> 24 dB
Side Lobe	-20 dB
Wind Loading
100MPH	96 Lbs
140MPH	188 Lbs
100MPH: 1/2” Radial Ice	176 Lbs
Weight	5.5 Lbs
Dimension (LxW)	42”x 24”
Focal Length	16”

Integrated Antenna Patterns

Note: Above are typical azimuth plots using PMPF-1 Dipole

The System...

Patented PMPF-xx Passive Feed Dipole:		PAWDCA24 Antenna Reflector:
•	Integrated Type N Female Connector or 24” Pigtail with N Male or N Female Connector	•	24 dBi Gain

•	Waterproof Sealed UV Plastic Housing	•	Die Cast Aluminum
•	Easily installs onto any PMANT/PAWDCA-xx	•	Powder Coat Epoxy Painted Finish (Color: light gray)

Standard Packaging:

Model	Units per box	L x W x H	Weight	Dimensional Weight (For Air Freight Calculations)

PAWDCA-24	5 Pack	25 x 22 x 9	45Lbs.	45Lbs.

Mechanical Specifications

Antenna Reflector: Die Cast Aluminum

EXHIBIT - A-2

PAWDCA-24

Top View					Side View						Rear View

	A		B		C		D		E		Approximate Installed Weight
	in.	cm.	in.	cm.	in.	cm.	in.	cm.	in.	cm.	• Including PMPF Dipole
PAWDCA-24	24	60.96	13	33.02	19.5	49.53	42	106.7	16	40.64	PAWDCA-24 8.4 lbs.

Notes:

•	Antenna is a 2-piece design requiring assembly.

•	Mounting brackets are disassembled from the antenna reflector so the reflectors stack compactly, which saves volume in both shipping and warehouse storage.

•	A complete antenna system includes one PMPF-xx, one antenna reflector assembly and bracket with all necessary hardware for pole mounting.

•	All shipments F.O.B. Pacific Wireless Midwest Warehouse in Portage, Michigan 49002

•	All antennas carry a 2 Year Warranty

For further information contact:
Pacific Wireless
693 E. Draper Heights Way Suite 210 Draper, UT 84020 TEL (801) 572-3024 FAX (801) 572-3025 www.pacwireless.com

Specifications Subject to Change Without Notice	PAWDCA Spec Rev 6 04/26/07

EXHIBIT - A-3

COMMERCIAL REAL ESTATE SERVICES
“Building Value Through Service”

August 20, 2008

Alison Roark
Intecon, Inc
1215 South Park Lane, Suite 4
Tempe, AZ 85281

RE:     Welcome – 2410 W. Ruthrauff, Suite 110S, Tucson, AZ

Dear Alison,

Welcome to Ruthrauff Commerce Center! Please find enclosed payment coupons from Reliance Management, as well as a copy of your Lease Agreement for your records. Presson Scottsdale, LLC and PICOR will be your local representative for building and lease needs. As your primary contact, I look forward to meeting and handling your space needs. Please call me with any questions or concerns you may have regarding building and property issues or maintenance requests. I can be reached at 748-7100 or on my direct line listed on the attached business card.

Our office hours are Monday through Friday, 8:00 am to 5:30 pm. After hours and on weekends, our switchboard will provide you with an emergency pager number.

Here are a few items that we would like to note:

1.

Rents are due on the first day of each month and all rents should be paid as directed in the coupon packet. These coupons are a courtesy, and it remains each lessee’s responsibility to ensure timely rent payment.

There is one rental coupon on your coupon sheet designated for each month in the twelve-month period. It is important that the rent coupon be included with the payment so that your payment is posted properly; the payments are being mailed to a lockbox. The coupon reflects all the information necessary to make your payment. The information includes:

	•	The amount due and the date payment is due (the first of each month).

	•	Mail Payments to: C/O JP Morgan Chase Bank, P.O. Box 52813, Phoenix, AZ 85072

	•	Who to make the payment payable to.

•

The amount of the late fee if the payment is not received before the penalty date. It should be noted that the late fee indicated assumes all previous balances have been paid. Please refer to your lease for detailed information regarding late fees.

	•	Any payment received without a coupon cannot be processed by our lockbox and can cause late fees to be charged to you.

An independently owned and operated member of the	1100N.Wilmot, Suite200 Tucson, Arizona 85712 520.748.7000 •Fax:520.546.2799 www.picor.com

•

Please refrain from making payments to a JP Morgan Chase branch. Should your payment be inadvertently deposited directly to the bank, please fax PICOR a copy of the receipt as soon as possible. For efficiency, your payment can be mailed to the JP Morgan Chase Bank address shown above or it can be hand-delivered to PICOR. Should you have any questions concerning your payment, please contact me.

2.

We will be enforcing the late rent policy under each lease agreement. Timely payment is important in order to meet the property’s expense obligations, and we appreciate your cooperation and prompt remittance.

3.	In the event there is a returned item on any payments you submit, your account will be assessed an NSF (non sufficient funds) charge of $50.00.

On behalf of the PICOR team, we look forward to being a resource for you today and in the future at Ruthrauff Commerce Center. Please do not hesitate to call with any questions you may have, and we appreciate receiving the items requested above at your earliest convenience.

Sincerely,

PlCOR Commercial Real Estate Services

Eileen M. Lewis, RPA FMA Property Manager
/jr Enc

2

RUTHRAUFF COMMERCE CENTER
EXECUTIVE SUITES LEASE
EXHIBIT A

Tenant: Intecon, Inc

Term:

Period in Months		month to month

Commencement		8/01/08

Expiration		8/31/08

Rent:

Monthly Rent		$438.75

Rental tax (.5%) (Subject to change)		$2.19

Total monthly rent & tax		$440.94

Security Deposit (refundable).		$440.94

Telephone Security Deposit	$	per instrument

We pay the initial phone set up. Additional lines to be paid by Tenant.
Rent:

Premises:

Office Suite 110S (195 sq. ft.) 2410 West Ruthrauff Road Tucson, AZ 85705

PRESSON SCOTTSDALE, LLC	INTECON, INC

BY: PRESSON CORPORATION, an Arizona Corporation, Its Managing Member

BY:	BY:

Daryl R. Burton, President	David Marlow

DATE: 8/11/08	DATE: 28 Jul 08

EXECUTIVE SUITES LEASE

THIS LEASE, made and entered as of the date set forth below between Ruthrauff Commerce Center hereinafter called “Landlord”, and the Tenant signing on Exhibit A.

WITNESSETH: That Landlord, in consideration of the covenants of Tenant hereinafter set forth does, by these presents, lease to Tenant the Premises described on Exhibit A (the “Premises”) for the term set forth on Exhibit A (the “Term”), for the rent provided for in Exhibit A (the “Rent”).

1. PAYMENT OF RENTAL FEES. The fees herein specified shall be paid to Landlord or Landlord’s agent at such place as shall, from time to time, be designated by Landlord. All rental charges are due and payable the 1st of each month. A late fee often percent (10%) will be charged if received after due date.

2. SECURITY DEPOSIT. Tenant has deposited the security deposit set forth on Exhibit A with Landlord, to be held by Landlord at no interest accruing to Tenant, which sum may be commingled with other funds, not as payment of advance rent, but as a security and damage deposit for: (a) full and faithful performance by Tenant of all Tenant’s obligations hereunder and all supplemental Rules and Regulations and (b) payment by the Tenant for all the goods and/or services which Tenant may purchase from Landlord pursuant to separate agreement. Subject security deposit shall be held for the term of Tenant’s occupancy of space within the Ruthrauff Commerce Center plus 30 days, provided all outstanding business, word processing, photo copying and fax services, mail handling, furniture rental, or other services for which expenses have been ascertained and which are properly chargeable to Tenant have been paid in full, and that Tenant is not in default of any of the terms, conditions or covenants of this Lease.

3. USE. The Premises may be used only as and for a business office and for no other purpose. Under no circumstances shall the Premises ever be used for cooking, sleeping, or as a place of entertainment or social gathering.

4. PARKING. No part of any parking area adjoining the Premises is leased hereunder. Tenant specifically acknowledges that parking is not permitted at the rear of building 2410. Parking shall be provided for Tenant and Tenant’s employees through the marked parking areas within the Ruthrauff Commerce Center and for Tenant’s customers and invitees, in the designated parking areas adjacent to or near building 2410 West Ruthrauff. Landlord retains the right to designate specific parking stalls or general areas which Landlord, at Landlord’s sole option, deems appropriate to ensure fair treatment of all Tenants of the Center, their employees, customers and invitees.

5. DELIVERY OF POSSESSION. Tenant agrees that, in the event of the inability of Landlord to deliver to Tenant possession of subject Premises at the commencement of Tenant’s term, Landlord shall not be liable for any damages caused thereby, nor shall this Lease be void or voidable, but the term hereof shall be extended for a period equal to the delay of such delivery. Tenant shall not be liable for rent until such time as Landlord offers to deliver possession of subject Premises to Tenant.

6. HOLDING OVER. In the event that Tenant shall hold over and continue occupancy of the Premises with consent of Landlord expressed or implied, such tenancy shall be deemed to be a tenancy only from month-to-month upon the same terms and conditions as exist and prevail at the time of termination of the term of this Lease, and subject to increases in monthly rental at the option of Landlord, Tenant agrees to give Landlord a 30-day notice of termination under such month-to-month tenancy.

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7. ASSIGNMENT/SUBLETTING. Tenant shall not assign this Lease nor any right hereunder, nor shall Tenant sublet the Premises.

8. MAINTENANCE OF PREMISES. Landlord agrees to deliver the Premises properly constructed and in good condition. Landlord shall make all necessary repairs during the term of this Lease, however, Tenant agrees to reimburse Landlord for the cost of repairs made necessary by Tenant’s negligence or by the negligence of Tenant’s employees, customers, invitees or visitors.

9. ALTERATIONS, ADDITIONS, OR IMPROVEMENTS. Tenant shall not make any additions or alterations to the subject Premises unless Landlord shall have given such specific prior written approval. Tenant shall not overload the Premises, electrical system, or install machinery or equipment therein without the specific written consent of Landlord. All damage or injury done to the Premises by Tenant or any of Tenant’s employees, customers, invitees or visitors paid by Tenant.

10. SURRENDER OF PREMISES. Tenant shall, on the expiration of the term hereby created, or upon the earlier termination thereof for any reason, quite and surrender subject Premises in good order, condition and repair, reasonable wear and tear and acts of God excepted.

11. DEFAULT RE-ENTRY REMEDIES. If Tenant shall fail to pay any part of the rent herein prescribed or any sum required by Tenant to be paid to Landlord, Landlord’s agents, or agents of Landlord’s management, at the time or in the manner prescribed, or if Tenant shall vacate or abandon the Premises or default shall be made in any of the other covenants or conditions on Tenant’s part agreed to be performed, and if such shall continue for five (5) days after written notice from Landlord to Tenant, such shall, at the sole option of Landlord, work a termination of this Lease to the same effect and with all the legal incidents as if the term hereof had expired by afflux of time, and it shall be lawful for Landlord, its agents or representatives, to enter the Premises and remove all persons there from and repossess itself of the Premises as of its original estate.

12. ENTRY FOR REPAIRS, ALTERATIONS AND IMPROVEMENTS. Landlord shall have the right, at any time, to alter, repair or improve the Premises and the building of which Premises form a part, or add thereto, and may, for that purpose erect scaffolding and all other necessary structures about or upon the Premises, and Landlord or Landlord’s representatives for that purpose may enter in and upon the Premises and the building of which the Premises form a part and with such materials as Landlord may deem necessary therefore.

13. TAXES. Tenant shall be liable for all taxes levied against personal property, trade fixtures and other property placed by Tenant in or about the Premises.

14. UTILITIES AND SERVICES. Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, such to be determined by Landlord, electricity suitable for the use of the Premises as an office, such heating and air conditioning, as required in Landlord’s reasonable judgment, for the comfortable use and occupation of the Premises, and janitorial service according to a schedule to be developed by Landlord. Landlord shall not be liable, under any circumstances, for loss or injury to property or Tenant’s business, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

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15. TRANSFER OF SECURITY. Any security given to Landlord by Tenant to secure the faithful performance of all or any of the covenants of this Lease, may be transferred and delivered by Landlord to the purchaser of the reversion, in the event that the reversion be sold, and thereupon, Landlord shall be discharged of any further liability in reference thereto.

16. NUISANCE OR DANGEROUS USE - COMPLIANCE WITH LAW. Tenant’s business shall be established and conducted at all times during the term hereof, in a lawful, first class, manner and Tenant shall not use the Premises for, or carry on, or permit upon such Premises or any part thereof, any offensive, noisy trade or business, manufacture or occupation, or any nuisance, or anything against public policy, nor interfere with the business of any of the other tenants in the building of which the Premises form a part, nor permit any auction sale to be held or conducted in or about subject Premises.

17. HAZARDOUS GOODS. No goods, merchandise or materials may be kept, stored or sold by Tenant in the Premises which are in any way hazardous.

18. SIGNS, PROJECTIONS AND SIDEWALK DISPLAYS. Tenant shall not paint, inscribe or affix any signs, lights, advertisements, or notices on the exterior of the Premises or on or about the windows, doors or common areas of the adjacent spaces, except for tenants who have, due to their location, secured written approval from Landlord, pursuant to the Sign Regulations of Ruthrauff Commerce Center.

19. OBLIGATIONS, JOINT AND SEVERAL. All terms, covenants and conditions herein contained to be performed by Tenant, if there be more than one, shall be joint and several, and all rights and remedies herein granted to Landlord or arising by law which shall be cumulative and not exclusive of any other remedy, and the word “Tenant”, as used herein, shall include the plural as well as the singular, and the masculine shall include the feminine and neuter genders.

20. ENTRY FOR INSPECTION. Landlord, and its agents and employees, shall have the right to enter subject Premises, at all reasonable times, to inspect same and to post such reasonable notices as Landlord may desire to protect its rights.

21. TIME IS ESSENCE. Time is of the essence of this Lease and every term, condition, covenant and provision.

22. BINDING ON HEIRS, ETC. This Lease shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, except that nothing in this paragraph contained shall authorize an assignment of the interest of Tenant herein without the prior written consent of Landlord.

23. SUBORDINATION. Landlord reserves the right to subject and subordinate this Lease, at all times, to the lien of any mortgages now or hereafter placed upon Landlord’s interest in the subject Premises and on the land and buildings of which subject Premises are a part. Tenant covenants and agrees to execute and deliver, upon demand, such additional instruments subordinating this Lease to the lien of any such mortgage or mortgages as shall be desired by Landlord and/or any mortgages.

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24. DEFAULT OF LESSOR. Notwithstanding anything in this Lease to the contrary, it is understood and agreed that, in the event of an act of commission or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right until a reasonable opportunity for remedying any such act of commission or omission shall have been given. If any default of the Landlord continues uncorrected for a period of ten (10) days after receipt of written notice thereof from the Tenant, stating with particularity the nature and extend of the default, the Tenant may cancel this Lease by written notice of cancellation served upon Landlord; provided, however, that Tenant shall have no right to cancel this Lease if within ten (10) days after receipt by the Landlord of any notice of the Landlord’s alleged default, the Landlord (a) correct such default, or (b) in good faith, commences the remedying thereof and diligently proceeds therewith.

25. RULES AND REGULATIONS. Landlord shall have the right, from time to time, to prescribe Rules and Regulations which in its sole judgment, may be desirable for the use, entry, operation, and management of the Premises and the Ruthrauff Commerce Center, each of which Rules and Regulations shall become part of this Lease. Tenant agrees to comply with the Rules and Regulations now attached or to be added in the future, provided, however, that such Rules and Regulations shall not contradict nor abrogate any right or privilege herein expressly granted to Tenant.

26. INSURANCE. Tenant shall maintain a policy of public liability insurance satisfactory in coverage and amount to Landlord at Tenant’s expense, insuring Tenant and Landlord against liability arising out of the ownership, use, occupancy or maintenance of the property. Landlord shall be listed as Additional Insured on Tenant’s liability insurance policy. Tenant hereby agrees to hold Landlord harmless from any and all claims by Tenant and Tenant’s employees, customers, invitees or visitors for bodily injury or property damage which occurs in or about the Premises.

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IN WITNESS HEREOF, the parties hereto have subscribed their names to the day and year first hereinabove written.

PRESSON SCOTTSDALE, LLC	INTECON, INC

BY: PRESSON CORPORATION, an Arizona Corporation, General Member

BY:	BY:

Daryl R. Burton, President	David Marlow

DATE: 8/11/08	DATE: 28/11/08
Mailing Address: 1215 South Park Lane, Suite 4 Tempe, AZ 85281 Phone: (602)418-9297

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K
372 S.F.
J
219 S.F.
I
165 S.F.
Women
Men
H
128 S.F.
G
248 S.F.
S
195 S.F.
Coffee
Conference Room
L
160 S.F.
M
160 S.F.
N
158 S.F.
F
135 S.F.
E
135 S.F.
V
195 S.F.
R
135 S.F.
Q
192 S.F.
P
141 S.F.
O
128 S.F.
D
150 S.F.
U
150 S.F.
RECEPT.
T
187 S.F.
Foyer
A
276 S.F.
B
240 S.F.
C
228 S.F.

RUTHRAUFF COMMERCE CENTER

RUTHRAUFF COMMERCE CENTER
EXECUTIVE SUITES
2410 W. Ruthrauff, #110
Tucson, AZ 85705

(520) 888-1505

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EXECUTIVE SUITES RULES AND REGULATIONS

1.	All equipment (i.e., coffee maker, copier, etc.) must be turned off by Tenant if used on weekend and kitchen/coffee area cleaned.

2.

Tenants with windows on south are asked to keep the blinds closed during the hottest times of the day to keep the heat of the day out. Thermostats will not be adjusted to compensate for heat loss through window if blinds are open.

3.	Tenant must reserve the conference room by advising the receptionist or by signing up on the board in the conference room. DO NOT ERASE OTHER TENANTS’ RESERVATIONS.

4.	Upon leaving the conference room Tenant shall make sure the room is left clean for the next user.

5.

There shall be no smoking in the Executive Suites or rest rooms by Tenant, their employees, customers or invitees. When smoking outside please do not stand in open doorways and please place butts in ash urn by door - not In parking lot or landscape.

6.	All UPS pickups and deliveries are to be placed in the storage room not reception area.

7.	Lights are to be turned off in suite upon leaving.

8.	Microwave is to be cleaned after use.

9.	Refrigerator is cleaned out the first of each month. Any spoiled or dated food will be thrown away at that time.

10.	Do not leave outside doors open while air conditioning is on.

11.	Protective plastic floor mats must be placed under all desks and chairs.

12.	Candles of any kind are not allowed in the offices.

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GOODS & SERVICES PRICE LIST
RUTHRAUFF COMMERCE CENTER

Fax	$0.75 per page to receive
$1.50 per page to send

Copies:	$0.10 each up to 1000 per month
$0.08 each over 1000 per month

Stamps:	Post office rate

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KEY DEPOSIT & RECEIPT

RUTHRAUFF COMMERCE CENTER

Landlord hereby issues to Tenant the following keys for 2410 W. Ruthrauff Rd., #S, Tucson, AZ 85705.

          2 Exterior Door

          2 Interior Suite Keys

Upon termination of Tenant’s Lease, Tenant agrees to resubmit to Landlord all keys issued at the time of this Agreement. If all keys are not returned, then Tenant will be charged $5.00 for each key not returned, and a rekey charge for exterior door.

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TENANT SERVICE AGREEMENT

This Agreement made and entered into the day and date set forth below between Ruthrauff Commerce Center (“Ruthrauff) and the undersigned “Customer” for the provision of goods and services by Ruthrauff to Customer.

1.

Ruthrauff and Customer agree that Ruthrauff may make available to Customer, from time to time, various goods and/or services according to an official price list (the “Price List”) attached. Ruthrauff and Customer agree that Ruthrauff may, from time to time, modify the Price List and/or the prices contained on the Price List. Changes to the Price List shall be deemed effective 30 days after receipt or revised Price List.

2.

Ruthrauff and Customer agree that Customer’s consumption of any of the goods or services provided for on the Price List shall be deemed in acceptance by Customer of Ruthrauff offer to provide such goods and services at the price and on the terms specified in the Price List.

3.

Payment for goods and/or services ordered or consumed by Customer shall be made no later than the date of the next rent payment after billing therefore. Customer’s security deposit under that certain separate Executive Suite Lease Agreement entered into between Ruthrauff and Customer shall be applied by Ruthrauff against the charges incurred by Customer hereunder should Customer fail to pay the same within the time provided herein.

4.	This Agreement constitutes the entire understanding of the parties on the subjects covered herein and it may not be modified except in writing.

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RUTHRAUFF COMMERCE CENTER

EXECUTIVE SUITES TENANT SIGNAGE

As a tenant at Ruthrauff Executive Suites, and per Lease Agreement for same, I hereby authorize the following signage regarding my tenancy.

DOOR SIGNAGE:

Cost – FREE (if name changes during tenancy, charge of $5.00)

INTECON, INC

(Print exactly how you want sign to read.)

FRONT WINDOW DIRECTORY

Cost $25.00

(Print exactly how you want sign to read.)

Date: 28 Jul 08
Tenant Signature

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